UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________

FORM 8-K
______________________

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): September 23, 2016

EDGEWELL PERSONAL CARE COMPANY

(Exact name of registrant as specified in its charter)

Missouri	1-15401	43-1863181
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employee Identification No.)

1350 Timberlake Manor Parkway, Chesterfield, Missouri 63017
(Address of principal executive offices)

314-594-1900
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Executive Severance Plan

On September 23, 2016, the Nominating and Executive Compensation Committee (the “Committee”) of the board of directors (the “Board”) of Edgewell Personal Care Company (the “Company”) adopted an Executive Severance Plan (the “Plan”) for the Company. The Plan provides benefits to a number of the Company’s executives (“Eligible Employees”) in the event of a “qualifying termination,” which includes an involuntary termination without “cause” or a voluntary termination as a result of “good reason” (as such terms are defined in the Plan). The Company does not provide employment agreements to its executives, and the Plan was adopted to provide the Eligible Employees with certain benefits in the event of a qualifying termination.

Eligible Employees under the Plan include, among others, the Company’s Chief Executive Officer (David Hatfield), Chief Financial Officer (Sandra Sheldon), Chief Accounting Officer (Elizabeth Dreyer), Chief Administrative Officer (Peter Conrad), Chief Marketing Officer (Wilbur A. Robertson) and Vice President, Global Operations, Research, Development & Engineering (David VerNooy).

Post-termination benefits for Eligible Employees consist of a lump sum payment equal to:

•
the Eligible Employee’s annual base salary plus a severance bonus equal to the short-term incentive plan bonus for the Eligible Employee for the most recently completed fiscal year, except in the case of the Chief Executive Officer (“CEO”) and the Chief Financial Officer (“CFO”), where such payment will be equal to 2 times (for the CEO) and 1.5 times (for the CFO) the sum of the annual base salary and severance bonus.

•	the accrued but unpaid paid time off available to the Eligible Employee.

•
1.5 times the monthly premium cost for group health plan benefits for the Eligible Employee (‘Health Costs”) multiplied by 12, except in the case of the CEO and the CFO, where the Health Costs will be multiplied by 24 and 18, respectively.

Such benefits are subject to reduction under certain circumstances, including to the extent necessary to avoid certain federal excise taxes. In addition, no benefits will be paid to the extent duplicative of benefits under a change in control or similar agreement with the Company.

The payment of benefits under the Plan is conditioned upon, among other things, the Eligible Employee executing a general release in favor of the Company, which shall include confidentiality, non-solicitation, non-disparagement and non-competition obligations of the Eligible Employee in favor of the Company.

The description of the Plan set forth herein is a summary only and is qualified in its entirety by the full text of the Plan, a copy of which is listed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
10.1	Edgewell Personal Care Company Executive Severance Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.
EDGEWELL PERSONAL CARE COMPANY
By:  /s/ Sandra J. Sheldon
Sandra J. Sheldon
Chief Financial Officer

Dated: September 28, 2016

EXHIBIT INDEX

Exhibit No.	Description
10.1	Edgewell Personal Care Company Executive Severance Plan.